UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012 (April 24, 2012)

SITOA GLOBAL INC.

(Exact name of registrant as specified in its charter)

Commission File Number 000-51815

Delaware	20-1945139
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2225 East Bayshore Road

Suite 200

Palo Alto, CA 94303

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 830-6210

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230,425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 24, 2012, the Company notified Burr Pilger Mayer, Inc. that the Company had dismissed Burr Pilger Mayer, Inc. as its independent registered public accounting firm. On the same date, we approved and authorized the engagement of the accounting firm of Dominic K.F. Chan & Co. as our new independent registered public accounting firm. The Board of Directors of the Company recommended and approved the dismissal.

Burr Pilger Mayer, Inc.’s (“BPM”) report on our financial statements dated March 27, 2012 for the most recent fiscal year ended December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, nor was there a qualification or modification as to uncertainty, audit scope, or accounting principle. BPM’s report contained an explanatory paragraph in respect to the doubt of our ability to continue as a going concern.

In connection with the audit of our financial statements for the most recent fiscal year ended December 31, 2011 through the effective date of dismissal on April 24, 2012, there were no disagreements, resolved or not, with BPM on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BPM would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

During the most recent fiscal year ended December 31, 2011 through the effective date of dismissal of BPM on April 24, 2012, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided BPM with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from BPM dated April 24, 2012 is filed as Exhibit 16.1 to this current report on Form 8-K.

During the most recent fiscal year ended December 31, 2011, through the effective date of appointment of Dominic K.F. Chan & Co. on April 24, 2012, we had not, nor had any person on our behalf, consulted with Dominic K.F. Chan & Co. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Dominic K.F. Chan & Co. provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description of Exhibit

16.1 Letter from Burr Pilger Mayer, Inc., dated April 24,

2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SITOA GLOBAL INC.

By:	/s/ George Yu
Name:	George Yu
Title:	President and CEO

Date: April 30, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16.1	Letter from Burr Pilger Mayer, Inc., dated April 24, 2012